UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

HELIX ENERGY SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3505 West Sam Houston Parkway North
Suite 400
Houston, Texas		77043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 281-618-0400

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Helix Energy Solutions Group, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 17, 2023. Four proposals, as described in the Proxy Statement dated April 5, 2023, were voted upon at the meeting. The following is a brief description of the matters voted upon and the final voting results:

●	Election of Director Nominees.

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Paula Harris	122,559,418	1,647,047	—	10,287,871
Amy H. Nelson	109,384,314	14,822,151	—	10,287,871
William L. Transier	118,892,165	5,314,300	—	10,287,871

Each of the directors received the affirmative vote of a plurality of the shares cast and were elected as Class III directors to the Company’s Board of Directors (the “Board”) to serve a three-year term expiring at the annual meeting of shareholders in 2026 or, if at a later date, until their respective successor is elected and qualified.

●	Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,047,101	415,396	31,839	—

This proposal received a majority of the votes cast; accordingly, our shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2023.

●	Advisory vote on the approval of the 2022 compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
115,460,924	7,917,080	828,461	10,287,871

This proposal received a majority of the votes cast; accordingly, our shareholders approved, on a non-binding advisory basis, the 2022 compensation of our named executive officers.

●	Advisory vote on the frequency of holding the advisory vote to approve the compensation of our named executive officers.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
113,537,781	477,540	10,167,176	23,968	10,287,871

The frequency of “One Year” received a majority of the votes cast; accordingly, the Company will continue to hold an annual vote to approve, on a non-binding advisory basis, the compensation of our named executive officers.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2023
HELIX ENERGY SOLUTIONS GROUP, INC.

	By:	/s/ Kenneth E. Neikirk
Kenneth E. Neikirk
Executive Vice President, General Counsel and Corporate Secretary